EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Cushing MLP Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Cushing MLP Funds Trust for the period ended May 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Cushing MLP Funds Trust for the stated period.

/s/ Jerry V. Swank Jerry V. Swank	/s/ John H. Alban John H. Alban
President & Chief Executive Officer	Chief Financial Officer
Cushing MLP Funds Trust	Cushing MLP Funds Trust
Date: August 5, 2011
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Cushing MLP Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.